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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2000

CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of June 10, 2000, providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 2000-2).


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

 New York                                          333-30082                    13-3728743
(State or other jurisdiction of incorporation     (Commission File Number)     (IRS Employer Identification Number)


        270 Park Avenue
        New York, New York                             10017-2070
       (Address of principal executive offices)       (Zip Code)


       (212) 834-5723
       (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         Filing of Computational Materials

                  In connection with the offering of the Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 2000-2, Chase Securities Inc. ("CSI"), as an underwriter, has prepared certain materials (the "CSI" Computational Materials") for distribution to its potential investors. Although Chase Commercial Mortgage Securities Corp. (the "Company") provided CSI with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSI Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSI Computational Materials, which are listed as Exhibit 99.1 hereto are being filed in paper format on Form SE dated June 21, 2000 pursuant to a continuing hardship exemption issued by the Securities and Exchange Commission.

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of the Company, relating to its Commercial Mortgage Pass-Through Certificates, Series 2000-2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Financial Statements:    Not applicable.

  (b)    Pro Forma Financial Information: Not applicable.

  (c)    Exhibits

--------------------------------------------------------------------------------
 EXHIBIT NO.                         DOCUMENT
--------------------------------------------------------------------------------
    99.1       CSI Computational Materials filed on Form SE dated June 21, 2000.
--------------------------------------------------------------------------------



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHASE COMMERCIAL MORTGAGE
                                           SECURITIES CORP.

                                           By:    /s/ Wendy Schwartzberg
                                                  ------------------------------
                                           Name:  Wendy Schwartzberg
                                           Title: Assistant Vice President

Dated:   June 22, 2000



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                                  EXHIBIT INDEX

-------------------- -----------------------------------------------------------
     EXHIBIT NO.                         DOCUMENT                          PAGE
-------------------- -----------------------------------------------------------
        99.1         CSI Computational Materials filed on Form SE dated      4
                     June 21, 2000.
-------------------- -----------------------------------------------------------

                                  EXHIBIT 99.1

        CSI Computational Materials filed on Form SE dated June 21, 2000.



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